UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2007

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K:

(a)	Press release, dated October 8, 2007, by Accentia Biopharmaceuticals, Inc. (the “Company”) announcing completion of enrollment in its Fast-Tracked Pivotal Phase 3 Clinical Trial of SinuNase™ for Chronic Sinusitis. The Company projects unblinded data to be released in eighteen (18) weeks with filing for FDA approval in 2008. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K;

(b)	Press release, dated October 8, 2007, by the Company announcing its pre-investigational new drug meeting with the FDA for Revimmune™’s usage in a Pivotal Phase 3 study of refractory multiple sclerosis. Revimmune is a revolutionary treatment for multiple sclerosis intended to eliminate autoimmunity and restore lost function. A copy of this press release is attached as Exhibit 99.2 to this Form 8-K; and

(c)	Press release, dated October 8, 2007, by the Company announcing it has received official designation as a certified National Community Development Entity (CDE) from the U.S Treasury Department. This designation enables the Company to seek suballocations of grants from established CDE’s and to make direct application for grants from the annual $3.5 Billion New Market Tax Credit (NMTC) Program at the U.S. Treasury to facilitate financings of biotechnology products and companies. The Company pioneered the use of NMTCs to support biotechnology opportunities in 2006. A copy of this press release is attached as Exhibit 99.3 to this Form 8-K.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature and such statements are referred to as “forward-looking statements.” The forward-looking statements in this Form 8-K include statements about our product development programs, clinical trials for our SinuNase product and potential future market opportunity. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Accentia’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: October 9, 2007

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 8, 2007 titled: “Accentia Biopharmaceuticals Announces Completion of Enrollment in Fast-Tracked Pivotal Phase 3 Clinical Trial of SinuNase for Chronic Sinusitis.”

99.2	Press Release dated October 8, 2007 titled: “Accentia Announces Investigational New Drug Application for Revimmune Usage in a Pivotal Phase 3 Study of Refractory Multiple Sclerosis.”

99.3	Press Release dated October 8, 2007 titled: “Accentia Receives Official Designation as a Certified National Community Development Entity (CDE) from the United States Treasury Department.”

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